UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2009

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01                            Other Events

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Ex-99.1

Item 8.01                            Other Events.

On November 16, 2009 we issued a press release announcing that a jury has issued verdicts in favor of GameTech International, Inc. in the matter of GameTech International, Inc. v. Trend Gaming Systems, LLC (No. CV-01-540-PHX-ECV).  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01.

Item 9.01                            Financial Statements and Exhibits

 Exhibits

Exhibit No.	Description
99.1	Press release from GameTech International, Inc. dated November 16, 2009 titled “Jury renders verdict in favor of GameTech International, Inc. in lawsuit against Trend Gaming Systems, LLC"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By: /s/ Jay Meilstrup
Name: Jay M. Meilstrup
Title: Chief Executive Officer

Dated:                      November 16, 2009

EXHIBIT INDEX

Exhibit
Number

99.1	Press release from GameTech International, Inc. dated November 16, 2009 titled “Jury renders verdict in favor of GameTech International, Inc. in lawsuit against Trend Gaming Systems, LLC”